LEGG MASON GLOBAL TRUST, INC.

SUPPLEMENT DATED JUNE 7, 2010

TO THE SUMMARY PROSPECTUS DATED APRIL 30, 2010, AS SUPPLEMENTED ON MAY 21, 2010, OF

LEGG MASON BATTERYMARCH EMERGING MARKETS TRUST

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated April 30, 2010, as supplemented on May 21, 2010 and June 7, 2010, and as may be amended or further supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

The following information supplements and to the extent inconsistent therewith, supersedes the information contained in the Fund’s Prospectus.

Average Annual Total Returns (for periods ended December 31, 2009) (%)	1 year	5 years	10 years	Since Inception	Inception Date
Class C
Return before taxes	73.72	14.77	9.70
Return after taxes on distributions	73.55	12.10	8.32
Return after taxes on distributions and sale of fund shares	47.90	11.83	8.04

Other Classes (Return before taxes only)
Class FI	76.06	N/A	N/A	(3.02)	06/29/2007
Class I	76.48	N/A	N/A	16.40	06/23/2005
Class IS	76.57	N/A	N/A	(2.85)	08/29/2008
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	78.51	15.51	9.78

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